SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 23, 1999
                Date of Report (Date of earliest event reported)


                             PERIPHONICS CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                     0-25592                   11-2699509
(State or other jurisdiction  (Commission File Number         (IRS Employer
      of incorporation)                                   Identification Number)



                         4000 Veterans Memorial Highway
                                Bohemia, NY 11716


                                 (516) 468-9000
              (Registrant's telephone number, including area code)


                                Page 1 of 2 Pages



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Item 5.  Other Events

     On September 23, 1999, Periphonics Corporation (the "Company") announced its first quarter results for fiscal year 2000.

     Reference is made to the Company's related press release attached hereto as
Exhibit 99.01 and incorporated by reference herein (including, without limitation, the information set forth in the cautionary statement contained in the final paragraph of the press release).


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

          (c)     Exhibits:

                  99.01 Press Release dated September 23, 1999.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PERIPHONICS CORPORATION

Date:  October 4, 1999

                                By: /s/ Peter J. Cohen
                                   ------------------
                                   Name:  Peter J. Cohen
                                   Title:  President and Chief Executive Officer